                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN



In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                 Reporting Period: June 1, 2003 to June 30, 2003


                            MONTHLY OPERATING REPORT
            File with Court and submit copy to United States Trustee
                       within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS                                                                                 DOCUMENT      EXPLANATION
------------------                                                            FORM NO.             ATTACHED       ATTACHED
                                                                              --------             --------      -----------
Debtor Affirmations                                                           MOR - 1                 Yes
Schedule of Cash Receipts and Disbursements                                   MOR - 2                 Yes
Bank Account Reconciliations                                                  MOR - 2                 Yes
Statement of Operations                                                       MOR - 3                 Yes
Balance Sheet                                                                 MOR - 4                 Yes
Status of Postpetition Taxes                                                  MOR - 5                 Yes
Summary of Unpaid Postpetition Debts                                          MOR - 5                 Yes
Listing of aged accounts payable                                              MOR - 5                 N/A
Schedule of Insurance - Listing of Policies                                   MOR - 6                 Yes






The financial statements contained within are non-GAAP, unaudited statements, completed on an accrual basis. I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON STORES INC.
--------------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                                    7/29/2003
--------------------------------------------                     ---------------
Signature of Authorized Individual                               Date



Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                              Case No. 02-40957-DTS
Debtors                                                   Hon. Thomas J. Tucker
                                Reporting Period: June 1, 2003 to June 30, 2003

                               DEBTOR AFFIRMATION

AS DEBTOR IN POSSESSION, I AFFIRM:                                                 TRUE         FALSE
---------------------------------                                                  ----         -----
1.  That the insurance, as described in section 5 of the Notice of Operating
Instructions and Reporting Requirements, is in effect.                              X
2.  That all post petition taxes, as described in section 9 of the Notice of
Operating Instructions and Reporting Requirements, are current.                     X
3.  No professional fees (accountant, attorneys, etc.) have been paid without
specific court authorization.  If no, provide an explanation below.                 X


Additional Explanation (if necessary):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON STORES INC.
------------------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                                  7/29/2003
-------------------------------------------------                  ------------
Signature of Authorized Individual                                 Date



Paul W. Gilbert                                                  Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual           Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                 Reporting Period: June 1, 2003 to June 30, 2003

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

JACOBSON STORES, INC.

                                                                                                                CUMULATIVE FILING TO
                                                   BANK ACCOUNTS                              CURRENT MONTH             DATE
                                OPERATING                                                         ACTUAL               ACTUAL
                                ---------   ---------     ---------      ----------               ------               ------
CASH - BEGINNING OF MONTH       $  -          $  -         $   -            $  -           $    42,034,516.81    $    4,655,262.26

RECEIPTS                        SEE ATTACHED SCHEDULE A
INTERNAL TRANSFERS                 -             -             -               -                      483,192          548,885,633
INTEREST INCOME                    -             -             -               -                       19,234              210,233
ACCOUNTS RECEIVABLE -
  CREDIT & COLL                    -             -             -               -                            -            1,441,319
ACCOUNTS RECEIVABLE -
  LOCKBOX                          -             -             -               -                            -           87,262,187
RETAIL STORE DEPOSITS              -             -             -               -                            -           42,120,269
ASSET DISPOSITIONS &
  PAYMENTS FROM LIQUIDATORS        -             -             -               -                        5,000          149,276,644
REVOLVER BORROWINGS - FLEET        -             -             -               -                            -          163,221,961
RETURN ITEMS REDEPOSITED           -             -             -               -                            -               32,954
MISCELLANEOUS                      -             -             -               -                            -            7,451,953
BANKCARD CASH RECEIPTS             -             -             -               -                            -          103,709,267
EMPLOYEE BENEFIT PLANS             -             -             -               -                            -              287,173
CORPORTE INCOME TAX REFUND         -             -             -               -                            -            2,851,536
  TOTAL RECEIPTS                $  -          $  -         $   -            $  -           $          507,427    $   1,106,751,128

DISBURSEMENTS                   SEE ATTACHED SCHEDULE A
INTERNAL TRANSFERS                 -             -             -               -                      483,192          551,634,334
ELECTRONIC PAYROLL TAXES
  PAYMENTS                         -             -             -               -                      111,717           16,138,771
PAYROLL                            -             -             -               -                      179,467           46,330,960
PAYMENTS/TRANSFERS TO
   LIQUIDATORS                     -             -             -               -                            -           36,818,422
VENDOR PAYMENTS                    -             -             -               -                      495,540          130,336,357
ELECTRONIC SALES TAX
  PAYMENTS                         -             -             -               -                            -           14,640,476
REVOLVER FEES AND
  INTEREST - FLEET                 -             -             -               -                            -            5,421,961
RECEIPTS APPLIED TO
  REVOLVER BALANCE                 -             -             -               -                            -          257,525,534
CUSTOMER REFUNDS                   -             -             -               -                            -            2,093,326
EMPLOYEE BENEFIT
  PLAN PAYMENTS                    -             -             -               -                           89            8,109,993
CORPORATE INCOME
  TAX PAYMENTS                     -             -             -               -                            -               77,050
BANK FEES                          -             -             -               -                        2,233              394,648
RETURN ITEMS                       -             -             -               -                            -              530,806
MISCELLANEOUS                      -             -             -               -                            -               84,046

   TOTAL DISBURSEMENTS          $  -          $  -         $   -            $  -                    1,272,238        1,070,136,685

NET CASH FLOW                   $  -          $  -         $   -            $  -           $         (764,812)   $      36,614,443

CASH - END OF MONTH             $  -          $  -         $   -            $  -           $       41,269,705    $      41,269,705




DISBURSEMENTS FOR CALCULATING  U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH COLUMN)
TOTAL DISBURSEMENTS                                                                                              $       1,272,238
  LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                                               $         483,192
  PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES                                                             $               -
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                                  $         789,046

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS - SCHEDULE A

                                                            COMERICA BANK                                 FLEET
                                                            -------------                                 -----          CURRENT
                                  PAYROLL       FLEX           VEBA          CONCENTR.     FUNDING       CUSTOMER         MONTH
                                 851132363   1840425811     1840427643      1149003715   1850803196     9419400055        TOTAL
                                 ---------   ----------     ----------      ----------   ----------     ----------       -------
Cash - Beg                       $ 174,558   $    5,527     $   14,693      $ 265,996    $ 8,607,953   $ 32,965,789   $ 42,034,517

Receipts
Internal Transfers                  32,249            -              -        450,943              -              -        483,192
Interest Income                          -            -              -              -              -         19,234         19,234
Accounts Receivable -
  Credit/Collections                     -            -              -              -              -              -              -
Accounts Receivable -
  Lockbox                                -            -              -              -              -              -              -
Retail Cash/Check Sales
  & J-Card Store Payments                -            -              -              -              -              -              -
Asset Dispositions & Payments
  from Liquidators                       -            -              -              -          5,000              -          5,000
Revolver Borrowings - Fleet              -            -              -              -              -              -              -
Return Items Redeposited                 -            -              -              -              -              -              -
Misc Deposits/Credits                    -            -              -              -              -              -              -
Bankcard Receipts                        -            -              -              -              -              -              -
Employee Benefit Plans -
  Payments from Providers                -            -              -              -              -              -              -
Corporate Income Tax Refund              -            -              -              -              -              -              -
Total Receipts                   $  32,249   $        -     $        -      $ 450,943    $     5,000   $     19,234   $    507,427

Disbursements
Internal Transfers                       -            -              -              -        483,192              -        483,192
Electronic Payroll Tax /
  Withholding Payments                   -            -              -        111,717              -              -        111,717
Payroll                            179,467            -              -              -              -              -        179,467
Payments/Transfers to
  Liquidators                            -            -              -              -              -              -              -
Vendor Payments                          -            -              -        495,540              -              -        495,540
Electronic Sales Tax
  Payments                               -            -              -              -              -              -              -
Revolver Fees and
  Interest - Fleet                       -            -              -              -              -              -              -
Receipts applied to
  Revolver Balance - Fleet               -            -              -              -              -              -              -
Customer Refunds                         -            -              -              -              -              -              -
Employee Benefit Plan Payments           -            -             89              -              -              -             89
Corporate Income Tax Payments            -            -              -              -              -              -              -
Bank Fees                                -            -              -              -              -          2,233          2,233
Return Items                             -            -              -              -              -              -              -
Miscellaneous                            -            -              -              -              -              -              -

Total Disbursements              $ 179,467   $        -     $       89      $ 607,258    $   483,192   $      2,233   $  1,272,238

Net Cash Flow                    $(147,218)  $        -     $      (89)     $(156,314)   $  (478,192)  $     17,001   $   (764,812)

Cash End of Month                $  27,340   $    5,527     $   14,605      $ 109,682    $ 8,129,761   $ 32,982,791   $ 41,269,705

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                              Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                 Reporting Period: June 1, 2003 to June 30, 2003

                               BANK RECONCILIATION

JACOBSON STORES, INC.

                                                                 BANK ACCOUNTS
                                                                 -------------
BALANCE PER BOOKS                      $ -                $ -                   $ -                    $ -

Bank Balance                           SEE ATTACHED SCHEDULE B                    -                      -
Plus: Deposits In Transit                -                  -                     -                      -
Less: Outstanding Checks                 -                  -                     -                      -
Other                                    -                  -                     -                      -
ADJUSTED BANK BALANCE                  $ -                $ -                   $ -                    $ -



OTHER

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

SCHEDULE B
BANK RECONCILIATION SCHEDULE

                                                              COMERICA BANK                                FLEET          TOTAL
                                                              --------------                               -----
                                     PAYROLL        FLEX          VEBA      CONCENTR.     FUNDING         CUSTOMER
                                    1851132363   1840425811    1840427643   1149003715   1850803196      9419400055
                                   -----------   ----------    ----------   ----------   ----------      -----------      -----
Balance Per Books                    $ 12,224     $    300     $       -     $ 68,549    $ 8,129,761    $ 32,982,791   $ 41,193,625

Bank Balance                           27,340        5,527        14,605      109,682      8,129,761      32,982,791     41,269,705
Plus:  Deposits in Transit -
  Booked Not Banked                         -            -             -            -              -               -              -
Less:  Outstanding Checks/
  Wire Transfers                      (15,116)      (5,227)      (14,620)     (41,132)             -               -        (76,095)
Less:  Outstanding Internal
  Transfers                                 -            -             -            -              -               -              -
Less:  Deposits in Transit -
  Banked not Booked                         -            -             -            -              -               -              -
Misposted Entries                           -            -             -            -              -               -              -
Checks issued not on Books                  -            -             -            -              -               -              -
Interest Income not on Books                -            -             -            -              -               -              -
Return of Direct Deposit Funds
  not on Books                              -            -             -            -              -               -              -
Checks Cleared not O/S on Books             -            -             -            -              -               -              -
Overdraft Charges not on Books              -            -             -            -              -               -              -
Returned Items                              -            -             -            -              -               -              -
Interest Expense not on Books               -            -             -            -              -               -              -
Bank Fees/Debits not on Books               -            -             -            -              -               -              -
Misc Deposit/Credit not on Books            -            -             -            -              -               -              -
Bankcard Fees not on Books                  -            -             -            -              -               -              -
Bankcard Debits on Books not Bank           -            -             -            -              -               -              -
Misc variance                               -            -            15            -              -               -             15
                                                                                                                                  -
Adjusted Bank Balance                $ 12,224     $    300     $       0     $ 68,549    $ 8,129,761    $ 32,982,791   $ 41,193,625



                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                 Reporting Period: June 1, 2003 to June 30, 2003

                            STATEMENT OF OPERATIONS**
                             (dollars in thousands)

                                                              Period              Month              Fiscal           Cumulative
                                                               Ended              Ended             Year 2003       Filing to date
                                                             02/01/03            06/30/03            to date            Totals
                                                             --------            --------            -------            ------
Net Sales                                                    $ 155,128           $      -           $       -         $ 155,128

Cost of Goods Sold                                            (110,796)                 -                   -          (110,796)
                                                             ---------           --------           ---------         ---------

Gross Profit                                                    44,332                  -                   -            44,332

Operating Expenses                                             (68,723)              (156)               (714)          (69,437)
                                                             ---------           --------           ---------         ---------

Operating Income / (Loss)                                      (24,391)              (156)               (714)          (25,105)

Interest Income / (Expense), net                                (2,221)                19                  97            (2,124)

Other Income / (Expense)                                       (60,416)                 -                  94           (60,322)
                                                             ---------           --------           ---------         ---------

Net Income / (Loss) b/4 Restructuring Costs and Taxes          (87,028)              (137)               (523)          (87,551)

Reorganization / Liquidation Expenses                          (14,662)              (255)               (950)          (15,612)

Income Taxes - Benefit / (Expense)                                 521                238                 238               759
                                                            ----------          ---------          ----------        ----------
Net Income / (Loss)                                          $(101,169)          $   (154)          $  (1,235)        $(102,404)
                                                            ==========          =========          ==========        ==========




** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                 Reporting Period: June 1, 2003 to June 30, 2003

                                BALANCE SHEET **
                             (dollars in thousands)

                                        ASSETS
       CURRENT ASSETS:
       CASH AND CASH EQUIVALENTS                                                                    $ 41,194
       ACCOUNTS RECEIVABLE, NET                                                                            0
       DUE FROM VENDORS, NET                                                                           1,675
       INTERCOMPANY RECEIVABLE                                                                             0
       INVENTORIES                                                                                         0
       DEFERRED FINANCING                                                                                  0
       PREPAID INSURANCE                                                                                   0
       LANDLORD DEPOSITS                                                                                 213
       REFUNDABLE TAXES                                                                                  233
       OTHER PREPAIDS                                                                                      0
                                                                                                    ---------
                                                                        SUBTOTAL                      43,315

       TOTAL PROPERTY, PLANT & EQUIPMENT                                                                   0
       LESS: ACCUMULATED DEPRECIATION                                                                      0
                                                                                                    ---------
                                         PROPERTY, PLANT & EQUIPMENT, NET                                  -

       OTHER ASSETS:
       LIFE INSURANCE - CSV                                                                                0
       EQUITY IN SUBS                                                                                  2,100
       PREPAID PENSION                                                                                     0
       PROFESSIONAL RETAINERS                                                                            541
       COLLATERALIZED LETTERS OF CREDIT                                                                  508
       OTHER                                                                                              55
                                                                                                    ---------
                                                                        SUBTOTAL                       3,204
                                                                                                    ---------
       TOTAL ASSETS                                                                                 $ 46,519
                                                                                                    =========

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                 Reporting Period: June 1, 2003 to June 30, 2003

                                BALANCE SHEET **
                             (dollars in thousands)

                          LIABILITIES & STOCKHOLDERS' EQUITY
       CURRENT LIABILITIES - POST-PETITION:
       ACCOUNTS PAYABLE                                                                            $       -
       ACCRUED PAYROLL                                                                                     0
       ACCRUED PAYROLL TAXES                                                                              12
       ACCRUED PROPERTY TAXES                                                                              0
       ACCRUED STATE INCOME TAXES                                                                          0
       ACCRUED PROFESSIONAL FEES                                                                         690
       ACCRUED RENT/LEASE                                                                                177
       ACCRUED INTEREST                                                                                    0
       RESTRUCTURING/STORE CLOSING RESERVE                                                               855
       ACCRUED VACATION                                                                                   86
       ACCRUED MEDICAL/HOSPITAL                                                                          923
       ACCRUED CUSTOMER GIFT CARD BALANCES                                                             1,862
       ACCRUED WORKERS COMPENSATION                                                                      509
       ACCRUED OTHER                                                                                     163
                                                                                                   ----------
                                                                        SUBTOTAL                       5,277

       OTHER LIABILITIES - POST-PETITION:
       INTERCOMPANY LIABILITIES                                                                       76,259
       OTHER LIABILITIES                                                                                   0
                                                                                                   ----------
                                                                        SUBTOTAL                      76,259
                                                                                                   ----------
       TOTAL CURRENT LIABILITIES - POST-PETITION                                                      81,536

       LIABILITIES SUBJECT TO COMPROMISE - ACCOUNTS PAYABLE:
       ACCOUNTS PAYABLE - MERCHANDISE                                                                 30,225
       ACCOUNTS PAYABLE - EXPENSE                                                                     10,588
       ACCOUNTS PAYABLE - PROPERTY TAXES                                                                 540
                                                                                                   ----------
                                                                        SUBTOTAL                      41,353

       LIABILITIES SUBJECT TO COMPROMISE - OTHER:
       RESTRUCTURING/STORE CLOSING RESERVE                                                             8,863
       ACCRUED PROPERTY TAXES                                                                          2,342
       ACCRUED GOM CAPITAL LEASE OBLIGATION                                                                0
       ACCRUED WORKERS COMPENSATION                                                                    2,230
       OFFICER'S DEFERRED COMPENSATION                                                                   415
       ACCRUED VACATION                                                                                   62
       ACCRUED INTEREST                                                                                1,079
       DEBENTURES                                                                                     24,376
       MORTGAGES                                                                                           0
       OTHER LIABILITIES                                                                                   0
                                                                                                   ----------
                                                                        SUBTOTAL                      39,367
                                                                                                   ----------
       TOTAL LIABILITIES SUBJECT TO COMPROMISE                                                        80,720

                                                                                                   ----------
       TOTAL LIABILITIES                                                                             162,256

       STOCKHOLDERS' EQUITY:
       COMMON STOCK                                                                                    5,975
       PAID IN SURPLUS                                                                                 7,201
       TREASURY STOCK                                                                                   (399)
       RETAINED EARNINGS, BEGINNING                                                                 (127,279)
       CURRENT PERIOD EARNINGS                                                                        (1,235)
                                                                                                   ----------
                                                                        SUBTOTAL                    (115,737)
                                                                                                   ----------
       TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                                                    $  46,519
                                                                                                   ==========

** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                 Reporting Period: June 1, 2003 to June 30, 2003

                          SUMMARY OF POSTPETITION TAXES
JACOBSON STORES, INC.

                            BEGINNING TAX    AMOUNT WITHHELD   AMOUNT PAID    DATE PAID   CHECK NO. OR EFT    ENDING TAX LIABILITY
                              LIABILITY        OR ACCRUED
                              ---------        ----------      -----------    ---------   ----------------    --------------------
FEDERAL
Withholding                   $       -        $   92,370       $  92,370  SEE SUMMARY SCHEDULE C              $             -
FICA - Employee                       -             9,674           9,674  SEE SUMMARY SCHEDULE C                            -
FICA - Employer                       -             9,674           9,674  SEE SUMMARY SCHEDULE C                            -
Unemployment                         71                 -               -  SEE SUMMARY SCHEDULE C                           71
Income                                -                 -               -                                                    -
Other:                                -                 -               -                                                    -
  TOTAL FEDERAL TAXES                71           111,717         111,717                                                   71
STATE AND LOCAL
Withholding                           -            12,065             234  SEE SUMMARY SCHEDULE C                       11,831
Sales & Use                           -                 -               -
Unemployment                        453                 -               -  SEE SUMMARY SCHEDULE C                          453
Real Property                         -                 -               -                                                    -
Personal Property                     -                 -               -                                                    -
Income                                -                 -               -  SEE SUMMARY SCHEDULE C                            -
Other:                                -                 -               -                                                    -
  TOTAL STATE AND LOCAL             453            12,065             234                                               12,284
TOTAL TAXES PAYABLE           $     524        $  123,782       $ 111,951                                      $        12,355
REFUNDABLE TAXES              $       -          (233,265)              -                                      $      (233,265)


                      SUMMARY OF UNPAID POSTPETITION DEBTS

                                                        NUMBER OF DAYS PAST DUE
                                CURRENT          0 - 30          31 - 60        61 +          DISCOUNTS             TOTAL
                                -------          ------          -------        ----          ---------             -----
Accounts Payable -
  Merchandise                 $         -      $        -       $       -     $       -      $        -                      -
Accounts Payable -
  Non-Merchandise                       -               -               -             -               -                      -
Accrued Payroll                         -               -               -             -                                      -
Accrued Taxes                      12,000               -               -             -                                 12,000
Accrued Professional Fees         690,000               -               -             -                                690,000
Accrued Rent/Leases               177,000               -               -             -                                177,000
Restructuring/
  Store Closing Reserve           855,000               -               -             -                                855,000
Accrued Vacation                   86,000               -               -             -                                 86,000
Accrued Medical/Hospital          923,000               -               -             -                                923,000
Accrued Customer Gift Card
  Balances                      1,862,000               -               -             -                              1,862,000
Accrued Workers Compensation      509,000               -               -             -                                509,000
Accrued Other                     163,000               -               -             -                                163,000
Other (excluding Interco.
  payable)                              -               -               -             -                                      -
TOTAL POSTPETITION DEBTS      $ 5,277,000      $        -       $       -     $       -      $        -        $     5,277,000

If applicable, explain how and when the Debtor intends to pay any past-due postpetition debts.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TAXES - SCHEDULE C:   LISTING OF FEDERAL TAX PAYMENTS

FEDERAL WITHHOLDING & FICA EMPLOYEE/EMPLOYER-LISTING OF PAYMENTS       AMOUNT       CHECK/EFT NO.     DATE      ADD'L COMMENTS
   941 Deposit                                                       $ 91,580       9488431169      06/09/03
   941 Deposit                                                         11,459       9488101479      06/16/03
   941 Deposit                                                          8,679       9488619157      06/30/03
                                                                    -----------
                                                                     $ 111,717
                                                                    -----------
UNEMPLOYMENT - LISTING OF PAYMENTS
   940 Deposit - FUTA                                                $       -
                                                                    -----------
                                                                     $       -
                                                                    -----------

STATE & LOCAL WITHHOLDING - LISTING OF PAYMENTS
   Michigan - Employee State Withholding                             $       -
   Jackson, Michigan - Employee Local Withholding                          234         1026843      06/30/03
                                                                    -----------
                                                                     $     234
UNEMPLOYMENT - LISTING OF PAYMENTS                                  -----------
   SUTA:
   Michigan                                                          $       -
                                                                    -----------
                                                                     $       -
                                                                    -----------

SALES & USE TAX - LISTING OF PAYMENTS
                                                                     $       -
                                                                    -----------
                                                                     $       -
                                                                    -----------
STATE INCOME TAXES
                                                                     $       -
                                                                    -----------
                                                                     $       -
                                                                    -----------
REAL ESTATE/PERSONAL TAXES
                                                                     $       -
                                                                    -----------
                                                                     $       -
                                                                    -----------

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                                 Reporting Period: June 1, 2003 to June 30, 2003

                                INSURANCE SUMMARY

                                                              PREMIUMS
                                              POLICY        PAID THROUGH
POLICY TYPE    INSURER/POLICY NO.             PERIOD         EXP. DATE     DEDUCTIBLE           LIMITS
------------------------------------------------------------------------------------------------------------------------------------

Umbrella       St. Paul Insurance Co.    08/01/02-07/31/03      Yes                             $10,000,000 Each Occurrence
  Liability    CK02102387                                                                       $10,000,000 Prod. Aggregate
                                                                                                $10,000,000 Aggregate

General        St. Paul Insurance Co.    08/01/02-07/31/03      Yes        $0                   $2,000,000. General Aggregate
  Liability    CK02102387                                                                       $2,000,000 Products Aggregate
                                                                                                $1,000,000 Each Occurrence
                                                                                                $1,000,000 Personal & Adv. injury

Automobile     St. Paul Insurance Co.    08/01/02-07/31/03      Yes        None                 $1,000,000 Liability/UM-UIM
               CK02102387                                                  $500 Comprehensive   Physical Damage
                                                                           $2,500 Collision     Physical Damage
                                                                           $500/$2500/veh./     $1,000,000 Garagekeepers Liability
                                                                               max. per loss
                                                                           $2,000 Collision

Workers Comp.  St. Paul Insurance Co.     5/4/03 - 5/4/04       No                              $1,000,000 Bodily Injury by Accident
  - MI         WVA2102876                                                                       $1,000,000 Bodily Injury by Disease

Directors &    XL Insurance              06/01/03-05/31/04      Yes        $250,000             $1,000,000 each claim/aggregate
  Officers     Binder issued:
                  policy # pending

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                 Reporting Period: June 1, 2003 to June 30, 2003

                            MONTHLY OPERATING REPORT
            File with Court and submit copy to United States Trustee
                       within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                                DOCUMENT     EXPLANATION
REQUIRED DOCUMENTS                                                              FORM NO.        ATTACHED      ATTACHED
------------------                                                              --------        --------     -----------
Debtor Affirmations                                                           MOR - 1               Yes
Schedule of Cash Receipts and Disbursements                                   MOR - 2               Yes
Bank Account Reconciliations                                                  MOR - 2               Yes
Statement of Operations                                                       MOR - 3               Yes
Balance Sheet                                                                 MOR - 4               Yes
Status of Postpetition Taxes                                                  MOR - 5               N/A
Summary of Unpaid Postpetition Debts                                          MOR - 5               N/A
Listing of aged accounts payable                                              MOR - 5               N/A
Schedule of Insurance - Listing of Policies                                   MOR - 6               N/A





The financial statements contained within are non-GAAP, unaudited statements, completed on an accrual basis. I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON STORES REALTY COMPANY
------------------------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                                    7/29/2003
------------------------------------------------------              ------------
Signature of Authorized Individual                                  Date



Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                 Reporting Period: June 1, 2003 to June 30, 2003

                               DEBTOR AFFIRMATION

AS DEBTOR IN POSSESSION, I AFFIRM:                                                 TRUE         FALSE
----------------------------------                                                 ----         -----
1.  That the insurance, as described in section 5 of the Notice of Operating
Instructions and Reporting Requirements, is in effect.                              X
2.  That all post petition taxes, as described in section 9 of the Notice of
Operating Instructions and Reporting Requirements, are current.                     X
3.  No professional fees (accountant, attorneys, etc.) have been paid without
specific court authorization.  If no, provide an explanation below.                 X


Additional Explanation (if necessary):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON STORES REALTY COMPANY
-------------------------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                                    7/29/2003
------------------------------------------------------             -------------
Signature of Authorized Individual                                  Date



Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                 Reporting Period: June 1, 2003 to June 30, 2003

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS


JACOBSON STORES REALTY COMPANY

                                                       BANK ACCOUNTS                                 CURRENT       CUMULATIVE
                                                  COMERICA      COMERICA                              MONTH      FILING TO DATE
                                                 1840421992     1851584167                            ACTUAL         ACTUAL
                                                 ----------     ----------   --------    --------     ------         ------
CASH - BEGINNING OF MONTH                        $  88,241      $  34,950    $     -     $     -   $   123,190    $   104,726

RECEIPTS
INTERNAL TRANSFERS                                       -              -          -           -             -      1,167,760
INTEREST INCOME                                          -             22          -           -            22            238
ACCOUNTS RECEIVABLE - CREDIT & COLL.                     -              -          -           -             -              -
ACCOUNTS RECEIVABLE - LOCKBOX                            -              -          -           -             -              -
RETAIL STORE DEPOSITS                                    -              -          -           -             -              -
ASSET DISPOSITIONS & PAYMENTS FROM LIQUIDATORS           -              -          -           -             -         34,754
REVOLVER BORROWINGS - FLEET                              -              -          -           -             -              -
RETURN ITEMS REDEPOSITED                                 -              -          -           -             -              -
MISCELLANEOUS                                            -              -          -           -             -        306,413
BANKCARD CASH RECEIPTS                                   -              -          -           -             -              -
EMPLOYEE BENEFIT PLANS                                   -              -                      -             -              -
  TOTAL RECEIPTS                                 $       -      $      22    $     -     $     -   $        22    $ 1,509,165

DISBURSEMENTS
INTERNAL TRANSFERS                                       -              -          -           -             -        644,332
ELECTRONIC PAYROLL TAXES PAYMENTS                        -              -          -           -             -              -
PAYROLL                                                  -              -          -           -             -              -
COMMERCIAL LOAN PAYMENTS                                 -              -          -           -             -        527,725
VENDOR PAYMENTS                                          -              -          -           -             -        106,106
ELECTRONIC SALES TAX PAYMENTS                            -              -          -           -             -              -
RECEIPTS APPLIED TO REVOLVER BALANCE                     -              -          -           -             -              -
CUSTOMER REFUNDS                                         -              -          -           -             -              -
EMPLOYEE BENEFIT PLAN PAYMENTS                           -              -          -           -             -              -
BANK FEES                                                -              0          -           -             0            116
RETURN ITEMS                                             -              -          -           -             -          2,500
MISCELLANEOUS                                            -              -          -           -             -          3,050
CORPORATE INCOME TAXES                              74,891              -          -           -        74,891        281,741
  TOTAL DISBURSEMENTS                            $  74,891      $       0    $     -     $     -        74,891      1,565,571

NET CASH FLOW                                    $ (74,891)     $      21    $     -     $     -   $   (74,870)   $   (56,406)

CASH - END OF MONTH                              $  13,350      $  34,971    $     -     $     -   $    48,321    $    48,321


DISBURSEMENTS FOR CALCULATING  U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH COLUMN)
TOTAL DISBURSEMENTS                                                                                               $    74,891
  LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                                                          -
  PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES                                                                        -
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                                   $    74,891

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                 Reporting Period: June 1, 2003 to June 30, 2003

                               BANK RECONCILIATION


JACOBSON STORES REALTY COMPANY

                                                          BANK ACCOUNTS
                                                   COMERICA           COMERICA                                           TOTAL
                                                  1840421992         1851584167
                                                  ----------         ----------          ------         ------           -----
BALANCE PER BOOKS                                  $ 13,350           $ 34,971           $    -         $    -         $ 48,321

Bank Balance                                         13,350             34,971                -              -           48,321
Plus: Deposits In Transit - Booked not Banked             -                  -                -              -                -
Less: Outstanding Checks/Wire Transfers                   -                  -                -              -                -
Other                                                     -                  -                -              -                -
ADJUSTED BANK BALANCE                              $ 13,350           $ 34,971           $    -         $    -         $ 48,321




OTHER

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                 Reporting Period: June 1, 2003 to June 30, 2003

                            STATEMENT OF OPERATIONS**
                             (dollars in thousands)

                                                     Period               Month             Fiscal            Cumulative
                                                      Ended               Ended            Year 2003        Filing to Date
                                                     02/01/03            06/30/03           to date             Totals
                                                     --------            --------           -------             ------
Rental Income                                        $  3,389            $     -           $      -          $   3,389

Interest Expense                                       (1,683)                 -                  -             (1,683)

Depreciation                                           (1,271)                 -                  -             (1,271)

Taxes, Other than Income                                 (258)                 -                  -               (258)

Other Income/(Expense)                                 28,472                  -             (3,190)            25,282
                                                     ---------           --------          ---------         ----------
Net Income/(Loss) b/4 Income Taxes                     28,649                  -             (3,190)            25,459

Income Taxes - Benefit/(Expense)                            -                (75)               (75)               (75)
                                                     --------            --------          ---------         ----------
                                                    ----------          ---------         ----------        -----------
Net Income/(Loss)                                    $ 28,649            $   (75)          $ (3,265)         $  25,384
                                                    ==========          =========         ==========        ===========




** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                 Reporting Period: June 1, 2003 to June 30, 2003

                                 BALANCE SHEET**
                             (dollars in thousands)

                                        ASSETS
       CURRENT ASSETS
       CASH AND CASH EQUIVALENTS                                                                   $      48
       ACCOUNTS RECEIVABLE, NET                                                                           50
       DUE FROM VENDORS, NET                                                                               0
       INTERCOMPANY RECEIVABLE                                                                        67,736
       INVENTORIES                                                                                         0
       DEFERRED FINANCING                                                                                  0
       PREPAID INSURANCE                                                                                   0
       LANDLORD DEPOSITS                                                                                   0
       REFUNDABLE TAXES                                                                                    0
       OTHER PREPAIDS                                                                                      0
                                                                                                   ---------
       TOTAL CURRENT ASSETS                                                                           67,834

       TOTAL PROPERTY, PLANT & EQUIPMENT                                                                   0
       LESS: ACCUMULATED DEPRECIATION                                                                      0
                                                                                                   ---------
                                                PROPERTY, PLANT & EQUIPMENT, NET                           -

       OTHER ASSETS:
       NET GOODWILL                                                                                        0
       LIFE INSURANCE - CSV                                                                                0
       PREPAID PENSION                                                                                     0
       PROFESSIONAL RETAINERS                                                                              0
       COLLATERALIZED LETTERS OF CREDIT                                                                    0
       OTHER                                                                                               0
                                                                                                   ---------
       TOTAL OTHER ASSETS                                                                                  -
                                                                                                   ---------
       TOTAL ASSETS                                                                                 $ 67,834
                                                                                                   =========

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                 Reporting Period: June 1, 2003 to June 30, 2003

                                 BALANCE SHEET**
                             (dollars in thousands)

                          LIABILITIES & STOCKHOLDERS' EQUITY
       CURRENT LIABILITIES - POST-PETITION:
       ACCOUNTS PAYABLE                                                                            $       -
       ACCRUED PAYROLL                                                                                     0
       ACCRUED PAYROLL TAXES                                                                               0
       ACCRUED PROPERTY TAXES                                                                              0
       ACCRUED STATE INCOME TAXES                                                                         41
       ACCRUED PROFESSIONAL FEES                                                                           0
       ACCRUED RENT/LEASE                                                                                  0
       ACCRUED INTEREST                                                                                    0
       RESTRUCTURING/STORE CLOSING RESERVE                                                                 0
       ACCRUED VACATION                                                                                    0
       ACCRUED MEDICAL/HOSPITAL                                                                            0
       ACCRUED CUSTOMER GIFT CARD BALANCES                                                                 0
       ACCRUED WORKERS COMPENSATION                                                                        0
       ACCRUED OTHER                                                                                       0
                                                                                                  -----------
                                                                        SUBTOTAL                          41

       OTHER POST-PETITION LIABILITIES:
       INTERCOMPANY LIABILITIES                                                                            0
       OTHER LIABILITIES                                                                                   0
                                                                                                  -----------
                                                                        SUBTOTAL                           0
                                                                                                  -----------
       TOTAL CURRENT LIABILITIES - POST-PETITION                                                          41

       LIABILITIES SUBJECT TO COMPROMISE - ACCOUNTS PAYABLE:
       ACCOUNTS PAYABLE - MERCHANDISE                                                                      0
       ACCOUNTS PAYABLE - EXPENSE                                                                         50
       ACCOUNTS PAYABLE - PROPERTY TAXES                                                                   0
                                                                                                  -----------
                                                                        SUBTOTAL                          50

       LIABILITIES SUBJECT TO COMPROMISE - OTHER:
       RESTRUCTURING / STORE CLOSING RESERVE                                                               0
       ACCRUED PROPERTY TAXES                                                                             90
       ACCRUED GOM CAPITAL LEASE OBLIGATION                                                            2,000
       OFFICER'S DEFERRED COMPENSATION                                                                     0
       ACCRUED WORKERS COMPENSATION                                                                        0
       ACCRUED VACATION                                                                                    0
       ACCRUED INTEREST                                                                                    0
       DEBENTURES                                                                                          0
       MORTGAGES                                                                                      15,537
       OTHER LIABILITIES                                                                                   0
                                                                                                  -----------
                                                                        SUBTOTAL                      17,627
                                                                                                  -----------
       TOTAL LIABILITIES SUBJECT TO COMPROMISE                                                        17,677

                                                                                                  -----------
       TOTAL LIABILITIES                                                                              17,718

       STOCKHOLDERS' EQUITY
       COMMON STOCK                                                                                      400
       PAID IN SURPLUS                                                                                     0
       TREASURY STOCK                                                                                      0
       RETAINED EARNINGS, BEGINNING                                                                   52,981
       CURRENT PERIOD EARNINGS                                                                        (3,265)
                                                                                                  -----------
                                                                        SUBTOTAL                      50,116
                                                                                                  -----------
       TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                                                    $  67,834
                                                                                                  ===========

** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                 Reporting Period: June 1, 2003 to June 30, 2003

                            MONTHLY OPERATING REPORT
            File with Court and submit copy to United States Trustee
                       within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                          DOCUMENT  EXPLANATION
REQUIRED DOCUMENTS                              FORM NO.   ATTACH    ATTACHED

Debtor Affirmations                             MOR - 1      Yes
Schedule of Cash Receipts and Disbursements     MOR - 2      Yes
Bank Account Reconciliations                    MOR - 2      Yes
Statement of Operations                         MOR - 3      Yes
Balance Sheet                                   MOR - 4      Yes
Status of Postpetition Taxes                    MOR - 5      N/A
Summary of Unpaid Postpetition Debts            MOR - 5      N/A
Listing of aged accounts payable                MOR - 5      N/A
Schedule of Insurance - Listing of Policies     MOR - 6      N/A



The financial statements contained within are non-GAAP, unaudited statements, completed on an accrual basis. I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON CREDIT CORP.
------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                                  7/29/2003
------------------------------------                        --------------------
Signature of Authorized Individual                          Date



Paul W. Gilbert                                                   Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual            Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                 Reporting Period: June 1, 2003 to June 30, 2003

                               DEBTOR AFFIRMATION



AS DEBTOR IN POSSESSION, I AFFIRM:                                      TRUE  FALSE
----------------------------------                                      ----  -----
1.  That the insurance, as described in section 5 of the Notice of
Operating Instructions and Reporting Requirements, is in effect.          X

2. That all post petition taxes, as described in section 9 of the
Notice of Operating Instructions and Reporting Requirements, are
current.                                                                  X

3.  No professional fees (accountant, attorneys, etc.) have been paid without specific court authorization.  If no, provide an explanation
below.                                                                    X



Additional Explanation (if necessary):



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON CREDIT CORP.
-----------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                                    7/29/2003
-----------------------------------------                      -----------------
Signature of Authorized Individual                             Date



Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                 Reporting Period: June 1, 2003 to June 30, 2003

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS


JACOBSON CREDIT CORP.

                                                           BANK ACCOUNTS             CURRENT    CUMULATIVE
                                                           -------------              MONTH   FILING TO DATE
                                                                                      ACTUAL      ACTUAL
                                                                                     -------  ---------------
CASH - BEGINNING OF MONTH                          $ -     $ -     $ -       $ -      $ -         $ 84

RECEIPTS
INTERNAL TRANSFERS                                   -       -       -         -        -             -
INTEREST INCOME                                      -       -       -         -        -             -
ACCOUNTS RECEIVABLE - CREDIT & COLL.                 -       -       -         -        -             -
ACCOUNTS RECEIVABLE - LOCKBOX                        -       -       -         -        -             -
RETAIL STORE DEPOSITS                                -       -       -         -        -             -
ASSET DISPOSITIONS & PAYMENTS FROM LIQUIDATORS                                          -             -
REVOLVER BORROWINGS - FLEET                          -       -       -         -        -             -
RETURN ITEMS REDEPOSITED                             -       -       -         -        -             -
MISCELLANEOUS                                        -       -       -         -        -             -
BANKCARD CASH RECEIPTS                               -       -       -         -        -             -
EMPLOYEE BENEFIT PLANS                               -       -       -         -        -             -
   TOTAL RECEIPTS                                  $ -     $ -     $ -       $ -      $ -           $ -
                                                   ===     ===     ====      ===      ===          ====

DISBURSEMENTS
INTERNAL TRANSFERS                                   -       -       -         -        -             -
ELECTRONIC PAYROLL TAXES PAYMENTS                    -       -       -         -        -             -
PAYROLL                                              -       -       -         -        -             -
PAYMENTS/TRANSFERS TO LIQUIDATORS                    -       -       -         -        -             -
VENDOR PAYMENTS                                      -       -       -         -        -             -
ELECTRONIC SALES TAX PAYMENTS                        -       -       -         -        -             -
RECEIPTS APPLIED TO REVOLVER BALANCE                 -       -       -         -        -             -
CUSTOMER REFUNDS                                     -       -       -         -        -             -
EMPLOYEE BENEFIT PLAN PAYMENTS                       -       -       -         -        -             -
BANK FEES                                            -       -       -         -        -             -
RETURN ITEMS                                         -       -       -         -        -             -
MISCELLANEOUS                                        -       -       -         -        -            84
                                                     -       -       -         -        -             -
   TOTAL DISBURSEMENTS                             $ -     $ -     $ -       $ -        -            84

NET CASH FLOW                                      $ -     $ -     $ -       $ -      $ -          $(84)
                                                   ===     ===     ====      ===      ===          ====

CASH - END OF MONTH                                $ -     $ -     $ -       $ -      $ -          $  -
                                                   ===     ===     ===       ===      ===          ====



DISBURSEMENTS FOR CALCULATING  U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH COLUMN)
TOTAL DISBURSEMENTS                                                                                $  -
     LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                                 -
     PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES                                               -
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                    $  -





                                  Page 3 of 7                         Form MOR-2

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                 Reporting Period: June 1, 2003 to June 30, 2003



                               BANK RECONCILIATION


JACOBSON CREDIT CORP.

                                            BANK ACCOUNTS
                                            -------------                  TOTAL
                                                                           -----
BALANCE PER BOOKS                  $ -      $ -      $ -      $ -          $ -

Bank Balance                         -        -        -        -            -
Plus: Deposits In Transit            -        -        -        -            -
Less: Outstanding Checks             -        -        -        -            -
Other                                -        -        -        -            -
ADJUSTED BANK BALANCE              $ -      $ -      $ -      $ -          $ -
                                   ===      ====     ===      ===          ====




OTHER

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                 Reporting Period: June 1, 2003 to June 30, 2003

                           STATEMENT OF OPERATIONS**
                             (dollars in thousands)
        (Amounts subject to potential fiscal year-end audit adjustments)


                                                          Period      Month        Fiscal      Cumulative
                                                           Ended      Ended      Year 2003   Filing to date
                                                         02/01/03    06/30/03     to date        Totals
                                                         --------    --------    ---------   --------------
Net Sales                                                     $ -         $ -          $ -             $ -

Cost of Goods Sold                                              -           -            -               -
                                                         --------    ---------   ---------    ------------

Gross Profit                                                    -           -            -               -

Operating Expenses                                              -           -            -               -
                                                         --------    ---------   ---------    ------------

Operating Income / (Loss)                                       -           -            -               -

Interest Expense                                                -           -            -               -

Other Income                                                    -           -            -               -
                                                         --------    ---------   ---------    ------------

Net Income / (Loss) b/4 Restructuring Costs and Taxes           -           -            -               -

Reorganization / Liquidation Expenses                          (1)          -            -              (1)

Income Taxes - Benefit / (Expense)                              -           -            -               -
                                                         --------    ---------   ---------    ------------
Net Income / (Loss)                                          $ (1)        $ -          $ -            $ (1)
                                                         ========    =========   =========    ============




** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                 Reporting Period: June 1, 2003 to June 30, 2003



                                 BALANCE SHEET**
                             (dollars in thousands)

                                ASSETS
       CURRENT ASSETS
       CASH AND CASH EQUIVALENTS                                   $     -
       ACCOUNTS RECEIVABLE, NET                                          0
       DUE FROM VENDORS, NET                                             0
       INTERCOMPANY RECEIVABLE                                       8,523
       INVENTORIES                                                       0
       DEFERRED FINANCING                                                0
       PREPAID INSURANCE                                                 0
       LANDLORD DEPOSITS                                                 0
       REFUNDABLE TAXES                                                  0
       OTHER PREPAIDS                                                    0
                                                                   -------

       TOTAL CURRENT ASSETS                                          8,523

       TOTAL PROPERTY, PLANT & EQUIPMENT                                 0
       LESS: ACCUMULATED DEPRECIATION                                    0
                                                                   -------

                   PROPERTY, PLANT & EQUIPMENT, NET                      -

       OTHER ASSETS:
       LIFE INSURANCE - CSV                                              0
       EQUITY IN SUBS                                                    0
       PREPAID PENSION                                                   0
       PROFESSIONAL RETAINERS                                            0
       COLLATERALIZED LETTERS OF CREDIT                                  0
       OTHER                                                             0
                                                                   -------

       TOTAL OTHER ASSETS                                                -

                                                                   -------
       TOTAL ASSETS                                                $ 8,523
                                                                   =======

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                 Reporting Period: June 1, 2003 to June 30, 2003

                                 BALANCE SHEET**
                             (dollars in thousands)


                          LIABILITIES & STOCKHOLDERS' EQUITY
       CURRENT LIABILITIES - POST-PETITION:
       ACCOUNTS PAYABLE                                              $     -
       ACCRUED PAYROLL                                                     0
       ACCRUED PAYROLL TAXES                                               0
       ACCRUED PROPERTY TAXES                                              0
       ACCRUED STATE INCOME TAXES                                          0
       ACCRUED PROFESSIONAL FEES                                           0
       ACCRUED RENT/LEASE                                                  0
       ACCRUED INTEREST                                                    0
       RESTRUCTURING / STORE CLOSING RESERVE                               0
       ACCRUED VACATION                                                    0
       ACCRUED MEDICAL / HOSPITAL                                          0
       ACCRUED CUSTOMER GIFT CARD BALANCES                                 0
       ACCRUED WORKERS COMPENSATION                                        0
       ACCRUED OTHER                                                       0
                                                                     -------

                                                    SUBTOTAL               0

       OTHER LIABILITIES - POST-PETITION:
       INTERCOMPANY LIABILITIES                                            0
       OTHER LIABILITIES                                                   0
                                                                     -------

                                                    SUBTOTAL               0
                                                                     -------

       TOTAL CURRENT LIABILITIES - POST-PETITION                           0

       LIABILITIES SUBJECT TO COMPROMISE - ACCOUNTS PAYABLE:
       ACCOUNTS PAYABLE - MERCHANDISE                                      0
       ACCOUNTS PAYABLE - EXPENSE                                          0
       ACCOUNTS PAYABLE - PROPERTY TAXES                                   0
                                                                     -------

                                                    SUBTOTAL               0

       LIABILITIES SUBJECT TO COMPROMISE - OTHER:
       RESTRUCTURING / STORE CLOSING RESERVE                               0
       ACCRUED PROPERTY TAXES                                              0
       ACCRUED GOM CAPITAL LEASE OBLIGATION                                0
       ACCRUED WORKERS COMPENSATION                                        0
       OFFICER'S DEFERRED COMPENSATION                                     0
       ACCRUED VACATION                                                    0
       ACCRUED INTEREST                                                    0
       DEBENTURES                                                          0
       MORTGAGES                                                           0
       OTHER LIABILITIES                                                   0
                                                                     -------


                                            SUBTOTAL                       0
                                                                     -------

       TOTAL LIABILITIES SUBJECT TO COMPROMISE                             0

                                                                     -------

       TOTAL LIABILITIES                                                   -

       STOCKHOLDERS' EQUITY
       COMMON STOCK                                                    1,700
       PAID IN SURPLUS                                                     0
       TREASURY STOCK                                                      0
       RETAINED EARNINGS, BEGINNING                                    6,823
       CURRENT PERIOD EARNINGS
                                                                     -------

                                                    SUBTOTAL           8,523

                                                                     -------
       TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                      $ 8,523
                                                                     =======



** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).